Exhibit 10.69
EXECUTION COPY

LOAN PURCHASE AND SALE AGREEMENT
By and Between
MERRILL LYNCH CREDIT CORPORATION
and
CENDANT MORTGAGE CORPORATION
Dated as of
December 15, 2000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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TABLE OF CONTENTS
(continued)

		Page
Section 24.	Further Assurances; Survival	17
Section 25.	Cooperation	17

Exhibit A — Change of Control List
Exhibit B — Servicing Provisions
Exhibit C — [Reserved]
Exhibit D — Price Adjustments

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LOAN PURCHASE AND SALE AGREEMENT
          THIS LOAN PURCHASE AND SALE AGREEMENT (the “Purchase Agreement”) effective as of January 2, 2001 (the “Effective Date”) is entered into by and between Merrill Lynch Credit Corporation, a corporation organized and existing under the laws of the State of Delaware (“MLCC”), and Cendant Mortgage Corporation d/b/a PHH Mortgage Services, a corporation organized under the laws of the State of New Jersey (“PHH”) (each, individually, a “Party” and collectively, the “Parties”).
W I T N E S S E T H :
          WHEREAS, MLCC is duly licensed and authorized to originate Mortgage Loans:
          WHEREAS, the Parties have entered into that certain Origination Assistance Agreement dated as of the Effective Date (the “Origination Agreement”), under the terms of which PHH shall assist MLCC in the origination of Mortgage Loans;
          WHEREAS, PHH is a mortgage banking company duly licensed and authorized to originate, process, and purchase Mortgage Loans and desires to provide those services to MLCC as more particularly set forth in the Origination Agreement and in this Agreement;
          WHEREAS, MLCC desires to originate Mortgage Loans with the assistance of PHH for sale into the secondary mortgage market; and
          WHEREAS, PHH is willing to purchase from MLCC Mortgage Loans that have been closed by PHH, on behalf of MLCC, and funded by MLCC and that meet PHH purchase criteria;
          NOW, THEREFORE, the Parties, in consideration of the terms, conditions, promises and agreements set forth in this Purchase Agreement, agree as follows:
          SECTION 1. Definitions. (a) Certain Defined Terms. As used in this Agreement, the following Terms shall have the following meanings:
          “Additional Collateral” shall mean, with respect to any Mortgage 100sm Loan or any Parent Power® Mortgage Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100sm Pledge Agreement or Parent Power® Guaranty and Security Agreement for Securities Account, respectively.
          “Additional Collateral Mortgage Loan” shall mean each Mortgage Loan that is either a Mortgage 100sm Loan or Parent Power® Mortgage Loan as to which Additional Collateral was required to be provided at the closing thereof.
          “Affiliate” or “affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. (Capitalized terms derived from the word Affiliate (e.g. “Affiliated”) shall have the corresponding meanings). For the purposes of this definition, “control,” “controlled by,” and
Loan Purchase and Sale Agreement

“under common control with” means the direct or indirect possession of ordinary voting powers to elect a majority of the board of directors or comparable body of a Person.
          “Alternative Construction Loan” shall mean a Construction Loan which converts to a PrimeFirst® Loan.
          “Alternative Loans” shall mean Alternative Construction Loans, Equity Access Loans and PrimeFirst® Loans.
          “Applicable Requirements” shall mean and include, as of the time of reference, collectively, (A) with respect to the Mortgage Loans, all of the following: (i) all contractual obligations, including without limitation those contractual obligations contained in this Agreement, in any agreement with any insurer or in the applicable Mortgage Loan; (ii) all applicable federal, state and local legal and regulatory requirements (including statutes, rules, regulations, administrative interpretations and ordinances as well as any of the foregoing applicable to MLCC by virtue of its state licenses, qualifications and exemptions and by virtue of its being a subsidiary of MLBUSA); (iii) all other applicable requirements and guidelines of each investor, insurer, governmental agency, board, commission, instrumentality and other governmental body or office having jurisdiction; (iv) all other applicable judicial and administrative judgments, orders, stipulations, awards, writs and injunctions; (v) the reasonable and customary mortgage origination practices of prudent mortgage lending institutions which make mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located; (vi) any Mortgage Lending Laws; and (vii) any applicable MLCC and MLBUSA internal policies and procedures, as revised from time to time in accordance with the terms hereof, and (B) the Foreign Corrupt Practices Act of 1977, as amended.
          “Approval Letter” shall mean a correspondence issued to an applicant for a Mortgage Loan, in MLCC’s name by PHH, approving an application for a Mortgage Loan. PHH shall use PHH’s standard form of approval letter subject only to such changes as the Parties shall mutually agree upon from time to time.
          “Assignment” shall mean a document, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located, to reflect all transfers of the Mortgage Instrument and the Mortgage Note.
          “Business Day” shall mean any day that is not a Saturday, Sunday or other day on which either (i) commercial banks are required or authorized by law to be closed in the City of New York or the State of Utah or (ii) the New York Stock Exchange is required or authorized by law to be closed.
          “Concession(s)” shall mean, with respect to a Mortgage Loan, (i) an MLCC approved deviation from the applicable rate sheet regarding interest rate, origination fee and/or discount points; or (ii) a waiver by MLCC of certain fees associated with a Mortgage Loan, including, but not limited to, application fee, appraisal fee, or other promotional fees, which causes an addition to or subtraction from the Purchase Price.
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          “Conforming Conventional Mortgage Loan” shall mean a Mortgage Loan the terms of which are in conformity with the standards, including loan amount and documentation requirements, of Fannie Mae (also referred to as “FNMA”) or Freddie Mac (also referred to as “FHLMC”) under one of their respective home mortgage purchase programs (such standards shall be referred to hereafter respectively as the “FNMA Guidelines” and the “FHLMC Guidelines”) and any other Mortgage Loan except for Construction Loans, PrimeFirst Loans. Equity Access Loans, Jumbo/Non-Conforming Loans, or Government Loans that otherwise meet MLCC Underwriting Guidelines.
          “Construction Loan” shall mean a Mortgage Loan for the purpose of financing the construction (or alteration) of a one- to four-family residence, which Mortgage Loan is funded in installments.
          “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of either Cendant or PHH, as the case may be, who:
          (1) was a member of such Board of Directors on the date hereof; or
          (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.
          “Customers” shall mean the current and prospective customers of MLCC.
          “Direct Competitor shall mean any Person listed on Exhibit A hereto.
          “EDP” means the electronic data processing system used by MLCC and PER, which are licensees of ALLTEL Information Services, Inc.
          “Equity Access® Agreement” shall mean the revolving line of credit agreement entered into between MLCC and the Guarantor under any Parent Power® Guaranty Agreement for Real Estate pursuant to which a line of credit may be drawn upon by MLCC to fund the payment by such guarantor of a loss specified in such Parent Power® Guaranty Agreement for Real Estate.
          “Equity Access Loans” shall mean a Mortgage Loan in the form of a line of credit secured by a Mortgage Instrument, currently referred to by MLCC as “Equity Access Loans” and offered under a program currently referred to by MLCC as the Equity Access Program.
          “Equity Access® Mortgage” means the mortgage, deed of trust or other security instrument (including all amendments and supplements thereto) made by the Guarantor under any Parent Power® Guaranty Agreement for Real Estate to secure its obligations thereunder and under the related Equity Access® Agreement.
          “Financial Services Firm” shall mean any Person that offers, directly or indirectly, any financial services or financial product.
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          “Government Loan” is a Mortgage Loan that qualifies for mortgage insurance by the FHA or that qualifies for a loan guaranty by the Veterans’ Administration.
          “Guarantor” means any individual who has guaranteed payment of a Mortgage Loan pursuant to a Parent Power Agreement.
          “Jumbo/Non-Conforming Mortgage Loan” is a conventional Mortgage Loan the original principal balance of which exceeds the maximum loan amount for Conforming Conventional Mortgage Loans specified by FNMA or FHLMC or otherwise does not meet the FNMA or FHLMC Guidelines.
          “LIBOR Interest Rate” shall mean the interest rate equal to 30-day LIBOR based upon a 360-day year.
          “MLBUSA” means Merrill Lynch Bank USA.
          “Mortgage 100sm Loan” means a Mortgage Loan secured by Additional Collateral having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.
          “Mortgage 100sm Pledge Agreement” means, with respect to each Mortgage 100sm Loan, the Pledge Agreement for Securities Account between the related Mortgagor and MLCC pursuant to which such Mortgagor granted a security interest in the related Securities and other financial assets held therein.
          “Mortgage File” shall mean the file containing (a) the Mortgage or other deed of trust, security deed, mortgage, or any other instrument which constitutes a first lien on the Mortgaged Property securing payment by a Mortgagor of a Mortgage Note, (b) the Mortgage Note, (c) the Assignments, if any, and (d) the credit and closing packages, custodial documents, applicable servicing documents, escrow documents and all other files, records and documents necessary to establish the eligibility of the Mortgage Loans for purchase.
          “Mortgage Instrument” means any deed of trust, security deed, mortgage, or any other instrument which constitutes a first lien or second lien on the improved Mortgaged Property securing payment by a mortgagor of a Mortgage Note.
          “Mortgage Loan” means a domestic, consumer purpose, one-to-four family residential purchase money or refinance closed-end mortgage loan or open-end mortgage loan. The term “Mortgage Loan” as used herein shall include, but not be limited to, Conforming Conventional Mortgage Loans, Jumbo/Non-Conforming Mortgage Loans, PrimeFirst® Loans, Construction Loans, and Equity Access Loans.
          “Mortgage Loan Documents” means the Mortgage Instruments, Mortgage Notes and Assignments.
          “Mortgage Loan Pricing” means the interest rates, discount points, loan origination fees, loan application fee, closing costs and other associated cost elements for a Mortgage Loan.
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          “Mortgage Loan Types” means the various types of Mortgage Loans offered pursuant to this Agreement.
          “Mortgage Note” means the mortgage note, deed of trust note, security deed note or other form of promissory note executed by a mortgagor and secured by a Mortgage Instrument evidencing the indebtedness of the mortgagor under a Mortgage Loan.
          “Mortgaged Property,” means the collateral given to secure the repayment of a Mortgage Loan.
          “Original Additional Collateral Requirement” shall mean, with respect to any Additional Collateral Mortgage Loan, generally 30 percent of the original principal balance of such Mortgage Loan or such lesser percentage thereof as is specified by MLCC in connection with the origination of such Additional Collateral Mortgage Loan.
          “Origination Agreement” means the Origination Assistance Agreement, dated as of the date hereof, by and between MLCC and PHH, as the same may be amended from time to time in accordance with the terms thereof.
          “Origination Services” shall mean the loan origination services to be performed by PHH for and on behalf of MLCC as detailed in the Origination Agreement.
          “Parent Power® Agreement” means, with respect to each Parent Power® Mortgage Loan, a Parent Power® Guaranty and Security Agreement for Securities Account or a Parent Power® Guaranty Agreement for Real Estate.
          “Parent Power® Guaranty Agreement for Real Estate” means, with respect to certain Parent Power® Mortgage Loans, an agreement between MLCC and a Guarantor on behalf of the Mortgagor under such Parent Power® Mortgage Loan pursuant to which such Guarantor guarantees the payment of certain losses under such Parent Power® Mortgage Loan, authorizes MLCC to draw on the related Equity Access Agreement to fund such guaranty, and has secured such Equity Access Agreement with an Equity Access Mortgage secured by a lien on residential real estate of the Guarantor.
          “Parent Power® Guaranty and Security Agreement for Securities Account” means, with respect to certain Parent Power® Mortgage Loans, an agreement between MLCC and a guarantor on behalf of the Mortgagor under such Parent Power® Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power® Mortgage Loan and has granted a security interest to MLCC in certain marketable securities to collateralize such guaranty.
          “Parent Power® Mortgage Loan” shall mean a Mortgage Loan that is supported by a Parent Power® Agreement.
          “Person” means an individual, corporation, limited liability company, partnership, joint venture, trust, or unincorporated organization, or a federal, state, city, municipal, or foreign government, or an agency or political subdivision thereof.
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          “PHH Change of Control” means the occurrence of any of the following:
          (1) the sale, lease, transfer, conveyance or other disposition, or by way of merger or consolidation, in one or a series of related transactions, of all or substantially all of the assets of Cendant Corporation (“Cendant”) or PHH (or any successor entity to either thereof) to any “person” — as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or
          (2) the adoption of a plan relating to the liquidation or dissolution of Cendant or PHH;
          (3) the consummation of any transaction, including, without limitation, any merger or consolidation, the result of which is that any “person,” as defined above, becomes the beneficial owner, directly or indirectly, of more than 50% of the voting stock of either Cendant or PHH; or
          (4) the first day on which a majority of the members of the Board of Directors of Cendant are not Continuing Directors.
          “PHH Competitor Change of Control” means a PHH Change of Control to a Direct Competitor.
          “Piggyback Equity Access Loan” means a junior lien Equity Access Loan that is closed contemporaneously with a first lien Mortgage Loan originated pursuant to the terms and provisions of the Origination Agreement.
          “Pipeline Loan” shall mean various potential Mortgage Loans (which are to be further identified in the Letter Agreement) which are in one of various stages of loan origination, approval and processing at MLCC, but which, as of the Effective Date, shall not have been closed and funded.
          “Pledge Agreement” means any Mortgage 100sm Pledge Agreement or Parent Power® Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.
          “Portfolio Servicing Agreement” means the Portfolio Servicing Agreement, dated as of January 28, 2000, between MLCC and PHH, as the same may be amended from time to time in accordance with the terms thereof.
          “PrimeFirst® Loans” means adjustable rate loans offered by MLCC in which the monthly repayments thereunder for approximately the first 120 months of the term thereof are interest only.
          “Program” shall mean the origination of Mortgage Loans for customers under the Origination Agreement on a private label basis.
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          “Securities Account” shall mean, with respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that are the subject of the related Pledge Agreement.
          “Servicing Agreement” means collectively (i) the Servicing Rights Purchase and Sale Agreement, dated as of January 28, 2000, between MLCC and PHH, as amended, and (ii) the Servicing Rights Purchase and Sale Agreement, dated as of the date hereof, between MLCC and PHH.
          “Servicing Provisions” means those policies, procedures and requirements pertaining to the servicing of Mortgage Loans, as set forth in detail on Exhibit B hereto.
          “Standard Equity Access Loan” means an Equity Access loan that is not a Piggyback Equity Access Loan.
          “Surety Bond” means the limited purpose Surety Bond, dated February 28, 1996, issued by the Surety Bond Issuer in favor of MLCC.
          “Surety Bond Issuer” means Ambac Assurance Corporation (f/k/a AMBAC Indemnity Corporation) or any successor thereto.
          “Trademark Use Agreement” means the Trademark Use Agreement, dated as of the date hereof, between MLCC and PHH, as the same may be amended from time to time in accordance with the terms thereof.
          Definitions. The following terms have the meanings set forth in the Section set forth below:

Definition	Location
Aggregate Pipeline Loan Purchase Price	2(c)
AMBAC Statement	3(b)
Bankrupt Party	12
Effective Date	Preamble
Extension Term	12
Indemnitees	11(a)
Initial Termination Date	12
Letter Agreement	2(c)
MLCC	Preamble
MLCC Account	2(b)
Mortgage	3
Mortgage Note	2(b)
Origination Agreement	Recitals
Party/Parties	Preamble
PHH	Preamble
PHH Loans	2(a)
Purchase Agreement	Preamble
Purchase Price	2(b)
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Servicing Agreement	Recitals
Servicing Rights	2(a)
          (b) Interpretation. (i) The headings contained in this Agreement or in any Exhibit hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made part of this Agreement as if set forth herein. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement.
          (ii) In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.
          (iii) The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of, or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions or such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall also be construed to mean the Person’s successors and permitted assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar impact, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Articles, Sections or Exhibits shall be construed to refer to Articles, Sections or Exhibits of this Agreement.
          SECTION 1A. Effectiveness Upon Closing. Notwithstanding the fact that this Agreement shall have been executed prior to the Effective Date, no provision contained herein, including, without limitation, the survival provision contained in Section 24, shall become effective until the Closing Date (as defined in the Asset Purchase Agreement, dated as of December 15, 2000, by and between PHH and MLCC).
          In the event that the Closing shall not occur, this Agreement will have no effect whatsoever, as if it had never been executed by the Parties, and the Parties will have no rights or obligations under this Agreement.
          SECTION 2. Purchase and Sale of PHH Loans. (a) Except as otherwise provided herein, PHH agrees to purchase from MLCC, and MLCC agrees to sell to PHH, all right, title and interest in and to all Mortgage Loans that have been originated in accordance with and under the terms of the Origination Agreement, other than any Alternative Loan (“PHH Loans”), including the right to service such PHH Loans, collect the servicing fee on such PHH Loans, and collect any income related thereto (“Servicing Rights”), subject to the respective representations, warranties and covenants of the Parties under this Purchase Agreement,
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including the obligation of PHH to service such PHH Loans in accordance with the Servicing Provisions. PHH shall have no obligation to purchase, and MLCC shall have no obligation to sell, any Alternative Loans hereunder. PHH covenants and agrees that in exercising and performing all acts necessary and incident to the Servicing Rights, it will do so in accordance with the Servicing Provisions.
          (b) PHH shall purchase all PHH Loans from MLCC by wiring the Purchase Price for each PHH Loan in immediately available funds to an account designated by MLCC (the “MLCC Account”) no later than [* * *] following the day on which a PHH Loan is funded by MLCC pursuant to the Origination Agreement. The “Purchase Price” for each PHH Loan shall be equal to [* * *] such PHH Loan pursuant to the terms of the note executed in connection with the PHH Loan (sometimes referred to hereafter as the “Mortgage Note”) from the date the PHH Loan funds were disbursed by MLCC up to but not including the day PHH wires the Purchase Price to MLCC.
          (c) By no later than five (5) Business Days after the Effective Date, PHH shall purchase the Pipeline Loans from MLCC by wiring the “Aggregate Pipeline Loan Purchase Price” (as such term is defined in the Letter Agreement, dated as of December 15, 2000, executed by PHH and MLCC, the “Letter Agreement”) in immediately available funds to the MLCC Account.
          (d) Without relieving PHH of any of its obligations hereunder or MLCC waiving its termination rights set forth in Section 12, in the event that PHH does not purchase any PHH Loan in accordance with the terms of Section 2, MLCC shall not be required to sell such PHH Loan (including Servicing Rights with respect thereto) to PHH hereunder and may sell or otherwise transfer such PHH Loan (including Servicing Rights with respect thereto) to a third party or retain such PHH Loan for its own account. The failure of PHH to purchase any PHH Loan in accordance with this paragraph (d) shall not entitle PHH to the benefit of any cure period specified in Section 12 of this Purchase Agreement with respect to such PHH Loans.
          SECTION 3. Assignment of PHH Loans. (a) When MLCC receives the Purchase Price from PHH for a particular PHH Loan, PHH shall, at its sole cost and expense and on behalf of MLCC, and MLCC hereby authorizes PHH to, on its behalf, endorse the related Mortgage Note and assign the related security instrument (sometimes referred to hereafter as the “Mortgage”) to PHH, or a secondary market investor specified by PHH, as soon as reasonably possible, and shall in similar manner execute all such other documents necessary to make PHH the mortgagee or other secured party of record. Any recording fees or similar expenses due and payable on account of the assignments contemplated in this section shall be paid by PHH. To the extent MLCC shall have in its possession any original PHH Loan documents at the time of the assignment of the PHH Loan to PHH, MLCC shall thereupon deliver the original of same to PHH.
          (b) On the closing date of each Additional Collateral Mortgage Loan, MLCC shall cause to be delivered to PHH: (i) an assignment of MLCC’s interest under the Surety Bond with respect to such Additional Collateral Mortgage Loan sold on such date; and (ii) a certificate

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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of the Surety Bond Issuer confirming the insurance of such Additional Collateral Mortgage Loan sold on such date pursuant to the provisions of the Surety Bond. On a quarterly basis, MLCC shall submit to PHH a statement (an “AMBAC Statement”) specifying the amounts of premiums paid by MLCC to AMBAC with respect to the Surety Bond for all Additional Collateral Mortgage Loans sold to PHH during the prior quarterly period. Each AMBAC Statement shall include documentation evidencing the amounts invoiced to PHH. Upon receipt of each AMBAC Statement, PHH shall, within [* * *], pay to MLCC an amount equal to the aggregate of all amounts invoiced on the respective AMBAC Statement. From time to time. PHH may make reasonable requests from MLCC with respect to Additional Collateral Mortgage Loans to the extent that such information is necessary in relation to the subsequent sale of such Mortgage Loan, and MLCC hereby agrees to comply with such reasonable requests, to the extent such compliance does not violate the Applicable Requirements.
          SECTION 4. Reporting. PHH shall provide MLCC on a monthly basis with the reports that are required to be provided by PHH to MLCC as of the Effective Date pursuant to the Mortgage Loan Purchase and Services Agreement, dated as of September 24, 1997, as amended, between MLCC and PHH and as may otherwise be agreed to in writing by the Parties.
          SECTION 5. Sale of Mortgage Loans to Third Parties. MLCC retains the right, at its sole option and discretion, to sell to a third party any Alternative Loan. For each such Alternative Loan, the transfer of servicing rights shall be governed by the terms and conditions of the Servicing Rights Purchase and Sale Agreement, dated as of January 28, 2000, as amended, by and between PHH and MLCC, and PHH shall service such Alternative Loans pursuant to the terms of the Portfolio Servicing Agreement.
          SECTION 6. Representations and Warranties of MLCC as to PHH Loans. MLCC represents and warrants to PHH that at the time it executes this Purchase Agreement and at the time it sells each PHH Loan to PHH in accordance with the terms of this Purchase Agreement:
          (a) it is duly organized and existing, and in good standing, under applicable law;
          (b) it has the requisite authority to enter into this Purchase Agreement under applicable federal, state, and local laws, and is in compliance in all material respects with the terms and conditions of this Purchase Agreement;
          (c) the terms and conditions of this Purchase Agreement do not violate any provision of its organizational documents; and
          (d) except as otherwise provided in the Origination Agreement, in connection with all PHH Loans purchased by PHH pursuant to this Purchase Agreement, from the date any PHH Loan is closed pursuant to the Original Agreement until the date such PHH Loan is purchased pursuant to this Purchase Agreement, MLCC will have taken no action (not otherwise the responsibility of PHH pursuant to the Origination Agreement) nor will it have failed to take any action (not otherwise the responsibility of PHH pursuant to the Origination Agreement) that might cause any PHH Loan not to be in compliance with, or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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not to have been originated in compliance with, all applicable federal, state and local laws and regulations, the Mortgage Lending Laws, Applicable Requirements, and the terms of this Purchase Agreement.
          SECTION 7. Representations and Warranties of MLCC as to Pipeline Loans. The Pipeline Loans have been processed by MLCC in accordance with the MLCC Underwriting Guidelines previously submitted to PHH and in accordance with all Applicable Requirements.
          SECTION 8. Representations and Warranties of MLCC as to Pledged Asset Services. MLCC represents and warrants to PHH that prior to its assignment to the related investor, MLCC had a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following MLCC’s assignment of the Pledge Agreements and related security interest, the related investor has a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.
          SECTION 9. Representations and Warranties of PHH. PHH represents and warrants to MLCC that at the time it executes this Purchase Agreement and at the time it purchases each PHH Loan from MLCC:
          (a) it is duly organized and existing, and in good standing, under the laws of the State of New Jersey and it is qualified to transact business in each jurisdiction in which such qualification is deemed necessary. It is properly licensed and qualified to transact business in all appropriate jurisdictions to conduct all activities performed under this Agreement;
          (b) it has the requisite authority to enter into this Purchase Agreement and to perform the obligations required of it hereunder under applicable federal, state, and local laws, and compliance with the terms and conditions of this Purchase Agreement do not and will not violate any provision of its Articles of Incorporation or its Bylaws. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, each have been duly and validly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding agreement of PHH enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other laws or equitable principles affecting the enforcement of creditors’ rights generally;
          (c) the terms and conditions of this Purchase Agreement do not violate any instrument relating to the conduct of PHH’s business or any other agreement to which PHH is a party; and no consent or approval of any governmental entity or any third party is required for PHH to execute, or to purchase PHH Loans pursuant to, this Purchase Agreement;
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          (d) it has made no misstatement or omission of material fact in any written or oral representation it has made to MLCC in connection with this Purchase Agreement;
          (e) except as otherwise provided in the Origination Agreement, with respect to all PHH Loans to be sold hereunder that were originated by MLCC with the assistance of PHH pursuant to the Origination Agreement, PHH has performed its services under the Origination Agreement in accordance with the requirements set forth therein, and has taken no action, nor has it failed to take any action, that might cause any PHH Loan not to be in compliance in all material respects with all Applicable Requirements and the terms of this Purchase Agreement, including but not limited to: the fair housing act, anti-redlining, equal credit opportunity, truth-in-lending, real estate settlement procedures, fair credit reporting, and every other prohibition against unlawful discrimination in residential mortgage lending or governing consumer credit, and also including, without limitation, the Consumer Credit Reporting Act, Equal Credit Opportunity Act of 1975 and Regulation B, Fair Credit Reporting Act, Financial Institutions Reform Recovery and Enforcement Act, Truth in Lending Law, in particular, Regulation Z as amended, the Flood Disaster Protection Act of 1973, the Real Estate Settlement Procedures Act of 1975, and Regulation X and state consumer credit codes and laws in connection with all PHH Loans;
          (f) there is no litigation, proceeding, claim, demand or governmental investigation pending or, to the knowledge of PHH, threatened, nor is there any order, injunction or decree outstanding against or relating to PHH, which could result in liability to MLCC or materially impair the ability of PHH to perform its obligations hereunder, nor does PHH know of any material basis for any such litigation, proceeding, claim or demand or governmental investigation. PHH is not in default with respect to any order of any court, governmental authority or arbitration board or tribunal to which PHH is a party or is subject, and PHH is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject; and
          (g) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by PHH of or compliance by PHH with this Agreement or the purchase of the PHH Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Effective Date.
          SECTION 10. Confidentiality and No Personal Solicitation. (a) Each party understands that certain information which it has been furnished and will be furnished in connection with this Agreement, including, but not limited to, information concerning business procedures or prices, policies or plans of the other party or any of its Affiliates, is confidential and proprietary, and each party agrees that it will maintain the confidentiality of such information and will not disclose it to others or use it except in connection with the proposed transactions contemplated by this Agreement, without the prior written consent of the party furnishing such information. Information which is generally known in the industry concerning a party or among such party’s creditors generally or which has been disclosed to the other party by third parties who have a right to do so shall not be deemed confidential or proprietary information for these purposes. If PHH, any of its Affiliates or any officer, director, employee or
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agent of any of the foregoing is at any time requested or required to disclose any information supplied to it by or on behalf of MLCC in connection with the transactions contemplated hereby, PHH agrees to provide MLCC with prompt notice of such request(s) so that MLCC may seek an appropriate protective order and/or waive PHH’s compliance with the terms of this Section. If MLCC, any of its Affiliates or any officer, director, employee or agent of any of the foregoing is at any time requested or required to disclose any information supplied to it by or on behalf of MLCC in connection with the transactions contemplated hereby, MLCC agrees to provide PHH with prompt notice of such request(s) so that PHH may seek an appropriate protective order and/or waive MLCC’s compliance with the terms of this Section. Notwithstanding the terms of this Section, if, in the absence of a protective order or the receipt of a waiver hereunder, PHH or MLCC is nonetheless, in the opinion of its counsel, compelled to disclose information concerning the other party to any tribunal or other governing or regulatory body or else stand liable for contempt or suffer other censure or penalty, PHH or MLCC may disclose such information to such tribunal without liability hereunder. Upon termination of this Agreement, each party agrees to promptly return to the other all confidential materials, and all copies thereof, which have been furnished to it in connection with the transactions contemplated hereby.
          (b) All information provided by Mortgagors in connection with a PHH Loan shall be treated by PHH as confidential information and shall be handled in the same manner as described in Section 11(a) and as otherwise required under applicable laws.
          (c) Without MLCC’s prior written consent, which may be withheld by MLCC in its sole discretion, neither PHH nor any Affiliate shall solicit any Mortgagor, or cause any Mortgagor to be solicited, for subordinate financing of any Mortgage Loan (other than subordinate financing arranged through the Equity Access Program), or any product or service whatsoever, including, without limitation, any investment or financial services or products, insurance products or services and brokerage account services. PHH (but not any of its Affiliates) may solicit Mortgagors for prepayment of the related Mortgage Loans, but only if (i) PHH has obtained MLCC’s prior written consent, which will not be unreasonably withheld, (ii) such solicitation is made in compliance with the Applicable Requirements and (iii) upon obtaining any positive responses to such solicitation, PHH processes and closes the related Mortgage Loans pursuant to the Origination Agreement and purchases Conforming Conventional Mortgage Loans and Jumbo/Non-Conforming Loans resulting therefrom pursuant to this Agreement. Neither MLCC nor any of its Affiliates shall be prohibited from soliciting any Mortgagor or causing any Mortgagor to be solicited for any product or service now offered (or hereafter offered) by MLCC or any Affiliate of MLCC, other than for prepayment of any Mortgage Loan. PHH shall not prepare or disseminate, for compensation or otherwise, any mailing lists relating to the Mortgagors, the Mortgage Loans, the servicing rights (as such term is defined in the Servicing Agreement), or otherwise, including any lists of Mortgagors, without MLCC’s prior written consent, which may be withheld by MLCC in its sole discretion. The parties hereto nevertheless agree that (i) either PHH, MLCC or their Affiliates may from time to time undertake promotions that are directed to either their own general customer base or to the general public at large and that do not target Mortgagors directly, including, without limitation, newspaper, radio and television advertisements and mass mailing or telephone solicitations and that (ii) offers by PHH, MLCC or their Affiliates to refinance Mortgage Loans under this Program in response to, or as a result of, contact initiated by such related Customers or their representatives shall not constitute solicitation. PHH shall cause each subsequent purchaser of
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any Mortgage Loan to comply with the terms, conditions, and restrictions set forth in this paragraph.
          (d) The confidentiality provisions contained in this Section 10 shall survive the termination of this Agreement.
          SECTION 11. Indemnification. (a) Each Party hereto (each an Indemnitor) agrees to indemnify, defend and hold harmless the other Party and each of its respective officers, directors, employees, agents, attorneys, members and shareholders of each of the foregoing (collectively called the “Indemnitees”) from and against any and all Losses (as that term is defined in the Origination Agreement) imposed on, incurred by or asserted against such Indemnitees, whether brought under common law or in equity, or in contract, tort or otherwise, caused by, arising from or connected with (i) the breach by the Indemnitor of any term, condition, representation, obligation or warranty of such Indemnitor set forth in this Agreement or (ii) the negligence or willful misconduct of the Indemnitor.
          (b) Before either Party is entitled to indemnification as provided in this Section 11, the Party claiming indemnification shall give notice to the other Party of the claimed breach, and the other Party shall have sixty (60) days to cure such breach, which period shall have expired before either Party may enforce rights to indemnification hereunder. Cure of the breach within such sixty (60) day period shall not relieve the breaching Party from its obligations to indemnify the other Party for the Losses suffered by the other Party on account of the breach by the breaching Party.
          (c) The indemnification provisions contained in this Section 11 shall survive the termination of this Agreement.
          SECTION 12. Termination. This Purchase Agreement shall automatically expire and terminate upon the earlier of (i) December 31, 2010 (the “Initial Termination Date”) and (ii) the date upon which the Origination Agreement is terminated in accordance with the terms thereof. If the Origination Agreement shall have been extended for an extension term, this Agreement shall be automatically extended for the same extension term without any action by the parties hereto (the “Extension Term”). Notwithstanding the foregoing, in the event that (A) a Party shall materially breach any of its representations, warranties or covenants or shall materially default in the performance of any of its duties or obligations hereunder, and such breach or default shall not be substantially cured within sixty (60) days after written notice specifying the breach or default has been given by the non-breaching or non-defaulting Party, such non-breaching or non-defaulting Party may, by giving written notice thereof to the breaching or defaulting Party, terminate this Agreement for cause as of a future date specified in such notice of termination; (B) an insolvency, bankruptcy or similar proceeding shall have been commenced, or a decree or order of an appropriate court, agency or supervisory authority for the appointment of a conservator, receiver or liquidator shall have been entered against the other Party (the “Bankrupt Party”), then the other Party may, by giving written notice thereof to the Bankrupt Party, terminate this Agreement for cause as of a future date specified in such notice of termination; (C) PHH’s good standing with HUD or both Fannie Mae and Freddie Mac shall have been revoked for cause (it being understood that PHH may choose to cease doing business with one but not both of Fannie Mae or Freddie Mac) and PHH fails to have such good standing
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reinstated within thirty (30) days, then MLCC may, by giving notice thereof to PHH, terminate this Agreement for cause as of a future date specified in such notice of termination; or (D) a PHH Competitor Change of Control shall have occurred, then at any time after MLCC shall have received notice of such PHH Competitor Change of Control, MLCC may, by giving written notice thereof to PHH, terminate this Agreement as of a future date specified in such notice of termination; (E) a PHH Change of Control (other than a PHH Competitor Change of Control) shall have occurred, then at any time within 30 days after the two year anniversary of such PHH Change of Control, MI., may, by giving written notice thereof to PHH, terminate this Agreement as of a future date specified in such notice of termination; or (F) PHH shall have materially breached any of its representations, warranties or covenants contained in the Trademark Use Agreement and such breach shall not have been cured within the time frame prescribed therein, then MLCC may, by giving written notice thereof to PHH, terminate this Agreement for cause as of a future date specified in such notice of termination. Upon termination of this Agreement, PHH shall not be required to purchase PHH Loans, except as to those for which an Approval Letter has been issued; provided, however, that termination of this Agreement pursuant hereto shall not release any party from liability for its own misrepresentation or for any breach by it prior to such termination of any covenant, agreement or warranty contained herein.
          SECTION 13. No Assignment. The Parties hereto shall not assign all or any part of their respective rights or obligations arising hereunder or delegate any duty other than as permitted by this Agreement without first obtaining the written consent of the other party.
          SECTION 14. Governing Law. This Agreement shall be governed by, and construed and in accordance with, the laws of the State of New York.
          SECTION 15. Lawful Conduct; Severability; Release. The Parties hereto shall not perform, or be expected to perform, any act hereunder that is, or reasonably believed to be, in violation of any local, state or federal law, then such provision shall be considered null and void for purposes of this Agreement with all other provisions remaining in full force and effect. Each party expressly releases the other from any liability in the event either of said parties cannot fulfill any obligation hereunder due to any prohibition under local, state or federal laws pertaining to such obligation.
          SECTION 16. Amendments. (a) This Purchase Agreement may be amended and any provision hereof waived, but only in a writing signed by the Party against whom such amendment or waiver is sought to be enforced except as set forth in paragraph (b) below.
          (b) PHH agrees that Exhibit A hereto may be amended by MLCC during the month of January 2003 and during every second January thereafter by sending written notice to PHH of such amendments; provided, however, that each such amendment may change no more than ten Persons on such Exhibit; provided further, that (i) Persons added to Exhibit A shall be Persons which are Financial Services Firms and (ii) Exhibit A shall not at any time contain more than twenty Persons.
          SECTION 17. Captions. The headings and captions in this Purchase Agreement are for ease of reference only and shall not be relied upon in construing any provision hereof.
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          SECTION 18. Notices. All notices and statements to be given under this Purchase Agreement are to be in writing, delivered by hand, facsimile, overnight express or similar service, or first class United States mail, postage prepaid and registered or certified with return receipt requested, or facsimile, to the following addresses or facsimile numbers, as applicable (which addresses and facsimile numbers may be revised by written notice):
MLCC:
Merrill Lynch Credit Corporation
4802 Deer Lake Drive East
Jacksonville, FL 32246-6484
Attention: President
          with a copy to:
Merrill Lynch Credit Corporation
4802 Deer Lake Drive East
Jacksonville, FL 32246-6484
Attention: General Counsel
PHH:
Cendant Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054
Attention: Robert C. Andwood
Mail Stop CS
Facsimile: 856-917-6702
          with a copy to:
Cendant Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054
Attention: William F. Brown
Senior Vice President & General Counsel
Mail Stop LGL
Facsimile: 856-917-9422
     All written notices and statements shall be deemed given, delivered, received and effective upon personal delivery or receipt of facsimile.
          SECTION 19. Counterparts. This Purchase Agreement may be executed in any number of counterparts. Each counterpart so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.
          SECTION 20. No Waivers; Remedies Cumulative. The waiver of any breach of this Purchase Agreement shall not be construed to be a waiver of any other or subsequent breach.
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All remedies afforded by this Purchase Agreement for a breach hereof shall be cumulative (that is, in addition to all other remedies provided for herein or by law or in equity).
          SECTION 21. Binding Effect. This Purchase Agreement shall inure to the benefit of and be binding upon the Parties hereto and, except as otherwise limited herein, their respective successors and permitted assigns.
          SECTION 22. Benefit of Parties Only. This Purchase Agreement is made for the sole benefit of the Parties hereto and of their respective successors and assigns. Nothing herein shall create, or be deemed to create, a relationship between the Parties hereto, or either of them, and any third person in the nature of a third party beneficiary, equitable lien or fiduciary relationship. There are no intended third party beneficiaries of this Agreement.
          Further, except as otherwise provided in this Agreement, the relationship between the parties is that of seller and purchaser and not a partnership or joint venture, and PHH is not, and shall not represent to third parties that it is acting as an agent for, and on behalf of, MLCC.
          SECTION 23. Construction. This Purchase Agreement shall be construed fairly as to both Parties and not in favor of or against either Party, regardless of which Party prepared this Purchase Agreement.
          SECTION 24. Further Assurances; Survival. The representations and warranties contained in this Agreement shall survive the sale of the PHH Loans to PHH and shall not terminate, notwithstanding the termination of this Agreement, any restrictive or qualified endorsement on any Mortgage Note or PHH’s examination or failure to examine any Mortgage File or PHH’s approval of any such PHH Loan for purchase. In addition, the provisions contained in Sections 10 and 11 shall survive the termination of this Agreement.
          SECTION 25. Cooperation. The Parties acknowledge that the success of their efforts under this Purchase Agreement depends on the cooperation of each of them. Accordingly, each of the Parties shall use its best efforts and confer in good faith in an attempt to agree upon any matter hereunder which requires such agreement and to effect any and all improvements, modifications or enhancements of the internal systems of either Party hereto, all as soon as possible.
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          IN WITNESS WHEREOF, each of the undersigned Parties has caused this Purchase Agreement to be duly executed and delivered by one of its duly authorized officers, all as of the Effective Date.

CENDANT MORTGAGE CORPORATION d/b/a PHH MORTGAGE SERVICES

By:	/s/ Terence Edwards

Name:

Title:

MERRILL LYNCH CREDIT CORPORATION

By:	/s/ Kevin O’ Hanlon

Name:

Title:

Loan Purchase and Sale Agreement

MERRILL LYNCH CREDIT CORPORATION
December 15, 2000
Mr. Robert E. Groody
Senior Vice President — Finance
Cendant Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08504
Dear Bob:
          In connection with the Asset Purchase Agreement dated as of the date hereof between Cendant Mortgage Corporation (“Cendant”) and Merrill Lynch Credit Corporation (“MLCC”) (the “Asset Purchase Agreement”) and the transactions contemplated thereby, Cendant shall be obligated to purchase the Pipeline Loans pursuant to Section 2(c) of the Loan Purchase Agreement (as such term is defined in the Asset Purchase Agreement) for an amount to be determined as provided in paragraph 2 of this letter agreement (this “Letter Agreement”) (such amount, as determined in accordance with the following paragraph, the “Aggregate Pipeline Loan Purchase Price”). Further, in accordance with the Origination Assistance Agreement, MLCC shall be obligated to pay origination assistance fees to PHH with respect to any Pipeline Loan that becomes a Mortgage Loan in amounts as set forth in paragraph 3 of this Letter Agreement. In return, MLCC shall receive from Cendant [* * *] as value for the sale of the servicing rights with respect thereto under either of the Servicing Rights Purchase and Sale Agreement dated as of January 28, 2000, as amended, between Cendant and MLCC, or the Servicing Rights Purchase and Sale Agreement dated as of December 15, 2000 between Cendant and MLCC.
          No later than[* * *], Cendant and MLCC shall determine and set the Aggregate Pipeline Loan Purchase Price in accordance with Schedule I attached hereto.
          Upon the closing and funding of any Pipeline Loan, MLCC shall pay to PHH an origination assistance fee in an amount as specified on Schedule II hereto.
          If you are in agreement with the foregoing, please acknowledge such agreement by signing in the space provided below.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
Loan Purchase and Sale Agreement

          Initially capitalized terms not otherwise defined in this Letter Agreement (including the schedules attached hereto) shall have the meanings set forth in the Loan Purchase and Sale Agreement or the Origination Assistance Agreement, as applicable. This Letter Agreement may be executed in separate counterparts, each of which shall be deemed an original, but such counterparts shall constitute one and the same instrument. This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Yours truly,
/s/ Kevin O’Hanlon
Kevin O’Hanlon
President and Chief Operating Officer

Acknowledged and agreed as of this ___day of December, 2000

CENDANT MORTGAGE CORPORATION

/s/ Terence Edwards

Name:
Title:

EXECUTION COPY

ADDENDUM AGREEMENT NO. 1
TO LOAN PURCHASE AND SALE AGREEMENT
By and Between
MERRILL LYNCH CREDIT CORPORATION
and
CENDANT MORTGAGE CORPORATION
Dated as of
November 30, 2001

ADDENDUM AGREEMENT NO. 1 TO
LOAN PURCHASE AND SALE AGREEMENT
          ADDENDUM AGREEMENT NO. 1 TO LOAN PURCHASE AND SALE AGREEMENT, dated as of November 30, 2001 and effective as of September 10, 2001 (the “Effective Date”) (this “Addendum”), between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (the “MLCC”), and CENDANT MORTGAGE CORPORATION d/b/a Cendant Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054 (“Cendant”).
W I T N E S S E T H:
          WHEREAS, MLCC and Cendant are parties to that certain Loan Purchase and Sale Agreement, dated as of December 15, 2000 (the “Purchase Agreement”); and
          WHEREAS, each of MLCC and Cendant desire to supplement the Purchase Agreement with the terms and provisions set forth in this Addendum;
          NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, MLCC and Cendant hereby agree as follows:
ARTICLE I
DEFINITIONS;
INCORPORATION INTO AGREEMENTS
          Section 1.01 Definitions. Unless otherwise defined herein, all initially capitalized terms used in this Addendum shall have the meanings set forth for such terms in the Purchase Agreement, to which this Addendum shall be attached.
          (a) Certain Defined Terms. As used in this Addendum, the following terms shall have the following meanings:
          “Applicable Requirements” has the meaning set forth in the Purchase Agreement; provided, however, that for purposes of this Addendum, such term shall also include the following language after clause (A)(vii): “; and (viii) with respect to the Correspondent Lending Program, the terms of the Correspondent Lending Guide; and (ix) with respect to the Mortgage Broker Program, the terms of the Mortgage Broker Guide.”
          “Borrower” means the individual or individuals obligated to repay a mortgage loan.
          “Broker Agreement” means a “Broker Agreement” entered into by MLCC and a Mortgage Broker in connection with the Mortgage Broker Program.

          “Cendant Loans” shall mean shall mean any of the types of Mortgage Loans listed on Schedule 1 hereto, as the same may be amended from time to time by written agreement between MLCC and Cendant, and offered to Borrowers under either the Correspondent Lending Program or the Mortgage Broker Program. Cendant Loans shall also include any of the foregoing Mortgage Loans that are supported by a Mortgage 100sm Loan or a Parent Power Mortgage Loan.
          “Correspondent Lender” means a Person in the business of originating, making and selling first lien residential mortgage loans secured by a mortgage on one-to-four family dwellings.
          “Correspondent Lending Guide” means the “Merrill Lynch Credit Corporation Seller Guide”, a copy of which has been provided to Cendant, which sets forth the terms and conditions applicable to the sale of Cendant Loans pursuant to either the Correspondent Lending Program or the Mortgage Broker Program, and which is amended from time to time by MLCC.
          “Correspondent Lending Program” means MLCC’s program of purchasing Cendant Loans from Correspondent Lenders pursuant to the terms and conditions of the Correspondent Lending Guide, the applicable Commitment and the applicable Master Purchase Agreement. Such program also includes the underwriting of certain Cendant Loans referred by a Correspondent Lender to MLCC, which Cendant Loans are underwritten and delivered to MLCC in accordance with the Correspondent Lending Guide, the applicable Commitment and the applicable Master Purchase Agreement.
          “Delegated Loans” mean those Cendant Loans originated and closed pursuant to and in accordance with the “Delegated Underwriting Program” (as such term is defined in the Correspondent Lending Guide).
          “Master Purchase Agreement” means a “Master Loan Purchase and Sale Agreement” entered into by MLCC and a Correspondent Lender, which agreement sets forth the terms and conditions pursuant to which a Correspondent Lender agrees to sell, and MLCC agrees to buy, Cendant Loans having such characteristics and in such aggregate principal amounts as are agreed to between MLCC and the applicable Correspondent Lender in accordance with the eligibility guidelines in the Correspondent Lending Guide and the applicable “Commitment”.
          “Mortgage Broker” means a Person engaged in the business of brokering mortgage loans and approved by MLCC, as of the date hereof or in accordance with the terms of this Addendum, to participate in the Mortgage Broker Program.
          “Mortgage Broker Guide” means the “Mortgage Broker Manual”, a copy of which has been provided to Cendant, which sets forth the terms and conditions applicable to Cendant Loans and Mortgage Brokers under the Mortgage Broker Program, as the same may be amended from time to time by MLCC.
          “Mortgage Broker Program” means MLCC’s program of underwriting Cendant Loans referred to MLCC by Mortgage Brokers.

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          “Mortgage Loan” means an individual mortgage loan and all rights with respect thereto, evidenced by a mortgage and a mortgage note.
          “Non-Table Funded Loans” means any Cendant Loan closed and funded by a Correspondent Lender under the Correspondent Lender Program.
          “Prior Approval Loans” means any Cendant Loan for which a Correspondent Lender, in accordance with the Correspondent Lending Guide, must receive underwriting approval from Cendant, acting on behalf of MLCC, prior to the Cendant Loan being closed by the Correspondent Lender.
          “Program Exception Loan” means a Mortgage Loan (a) which shall have been closed and purchased by MLCC pursuant to either the Correspondent Lender Program or the Mortgage Broker Program and (b) with respect to which Cendant and MLCC shall have agreed in writing that such Mortgage Loan is a “Program Exception Loan” and that it shall be deemed a “Cendant Loan.”
          “Table Funded Loans” means any Cendant Loan closed and funded by Cendant on MLCC’s behalf and in MLCC’s name under the Mortgage Broker Program.
          (b) Certain Cendant Terms. The parties hereto acknowledge that Cendant, in the day-to-day conduct of its own business, uses terms other than the defined terms used in this Addendum. For ease of Cendant’s reference only, and not in any manner modifying or changing the definitions set forth in Section 1.01(a) above, or modifying or changing the use of such definitions in this Addendum, Cendant uses the following terminology in the day-to-day conduct of its business:
          “Tier III Loan” is used by Cendant to refer to a Table Funded Loan.
          “Tier VI Loan” is used by Cendant to refer to a Prior Approval Loan.
          “Tier VII Loan” is used by Cendant to refer to a Delegated Loan.
          “Tier VI Loan” and “Tier VII Loan” are each used by Cendant to refer to a Non-Table Funded Loan.
          Section 1.02 Incorporation of Addendum. Unless specifically addressed below, all terms and conditions, representations and warranties, and rights, obligations and covenants of Cendant and MLCC set forth in the Purchase Agreement shall apply or shall be deemed to be given or made, as the case may be, to Cendant Loans purchased and sold pursuant to the terms of this Addendum, and to the subject matter of this Addendum. Further, except as indicated below, all references in the Purchase Agreement to a “Mortgage Loan” shall be deemed to include a reference to the Cendant Loans purchased and sold pursuant to the terms of this Addendum.
          Section 1.03 Ratification. The Purchase Agreement is hereby supplemented by the terms and conditions of this Addendum. Except as supplemented by this Addendum, the

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Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
ARTICLE II
PURCHASE AND SALE
          Section 2.01 Purchase and Sale of Mortgage Loans. Cendant agrees to purchase from MLCC, and MLCC agrees to sell to Cendant, all right, title and interest in and to all Cendant Loans that have been (i) purchased by MLCC pursuant to the Correspondent Lending Program or (ii) originated by MLCC pursuant to the Mortgage Broker Program, in each case other than Program Exception Loans (collectively, the “Program Loans”), including the right to service such Program Loans, collect the servicing fee on such Program Loans, and collect any income related thereto (the “Program Servicing Rights”), subject to the respective representations, warranties, obligations and covenants of MLCC and Cendant under the Purchase Agreement, including the obligation of Cendant to service such Program Loans in accordance with the Servicing Provisions. Cendant covenants and agrees that in exercising and performing all acts necessary and incident to the Program Servicing Rights, it will do so in accordance with the Servicing Provisions.
          Section 2.02 Purchase Price. Cendant shall purchase all Program Loans from MLCC by wiring the Program Purchase Price (as defined below) for each Program Loan in immediately available funds to an account designated by MLCC no later than [* * *]. The “Program Purchase Price” for each Program Loan shall be equal to [* * *].
          Section 2.03 Assignment of Certain Rights. Upon discovery by either Cendant or MLCC of a breach of any representation or warranty made by the Wholesale Lender in the Master Purchase Agreement or the Broker Agreement, as the case may be, with respect to a Program Loan that materially and adversely affects the interests of Cendant in such Program Loan, the party discovering such breach shall give prompt written notice to the other. Upon the request of Cendant, MLCC shall assign to Cendant any and all of its rights against the Wholesale Lender arising from such a breach of representation or warranty. MLCC further agrees that it shall assist Cendant, at Cendant’s sole cost and expense, in prosecuting any claim against such Wholesale Lender arising from such a breach of representation or warranty.
          Section 2.04 Program Exception Loans
          (a) Agreement to Purchase. Cendant agrees to purchase from MLCC, and MLCC agrees to sell to Cendant, all right, title and interest in and to all Program Exception Loans, including the right to service such Program Exception Loans, collect the servicing fee on such Program Exception Loans, and collect any income related thereto (the “Exception Loan

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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Servicing Rights”, subject to the respective representations, warranties, obligations and covenants of MLCC and Cendant under the Purchase Agreement, including the obligation of Cendant to service such Program Exception Loans in accordance with the Servicing Provisions. Cendant covenants and agrees that in exercising and performing all acts necessary and incident to the Exception Loan Servicing Rights, it will do so in accordance with the Servicing Provisions.
          (b) Purchase Price. Cendant shall purchase all Program Exception Loans from MLCC by wiring the Exception Loan Purchase Price (as defined below) for each Program Exception Loan in immediately available funds to an account designated by MLCC no later than [* * *]. The “Exception Loan Purchase Price” for each Program Exception Loan shall be equal to [* * *].
ARTICLE III
GENERAL PROVISIONS
          Section 3.01 No Assignment. The parties hereto shall not assign all or any part of their respective rights or obligations arising hereunder or delegate any duty other than as permitted by this Addendum without first obtaining the written consent of the other party.
          Section 3.02 Governing Law. This Addendum shall be governed by, and construed and in accordance with, the laws of the State of New York.
          Section 3.03 Lawful Conduct; Severability; Release. The parties hereto shall not perform, or be expected to perform, any act hereunder that is, or is reasonably believed to be, in violation of any local, state or federal law. If any provision of this Addendum is now or later in violation of any local, state or federal law, then such provision shall be considered null and void for purposes of this Addendum with all other provisions remaining in full force and effect. The parties agree to cooperate in good faith to replace any such provision which is so rendered null and void with a substitute provision that approximates as nearly as practicable the parties’ original substantive intent and that does not violate any local, state or federal law. Each party expressly releases the other from any liability in the event either of said parties cannot fulfill any obligation hereunder due to any prohibition under local, state or federal laws pertaining to such obligation.
          Section 3.04 Amendments. This Addendum may be amended and any provision hereof waived, but only in a writing signed by the party against whom such amendment or waiver is sought to be enforced.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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          Section 3.05 Captions. The headings and captions in this Addendum are for ease of reference only and shall not be relied upon in construing any provision hereof.
          Section 3.06 Counterparts. This Addendum may be executed in any number of counterparts. Each counterpart so executed shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.
          Section 3.07 Construction. This Addendum shall be construed fairly as to both parties and not in favor of or against either party, regardless of which party prepared this Addendum.

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          IN WITNESS WHEREOF, each of the undersigned parties has caused this Addendum to be duly executed and delivered by one of its duly authorized officers, all as of the date first written above.

CENDANT MORTGAGE CORPORATION d/b/a PHH MORTGAGE SERVICES
By:	/s/ Robert E. Groody
	Name:	Robert E. Groody
	Title:	COO

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Donald J. McEnerney
	Name:	Donald J. McEnerney
	Title:	Vice President

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EXECUTION COPY

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 1
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
CENDANT MORTGAGE CORPORATION
Dated as of
December 21, 2001

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 1
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 1, dated as of December 21, 2001 and effective as of July 1, 2001 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and CENDANT MORTGAGE CORPORATION d/b/a PHH Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“Cendant”).
          WHEREAS, MLCC and Cendant are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (the “Purchase Agreement”); and
          WHEREAS, each of MLCC and Cendant wishes to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
     (a) Section 1 (a). Section 1(a) of the Purchase Agreement is amended by deleting the defined terms “Alternative Loans” and “Mortgage Loan” in their entirety and replacing such terms with the following:
“Alternative Loans” shall mean any of the types of Mortgage Loans listed on Schedule 1 hereto, as the same may be amended from time to time by written agreement between MLCC and Cendant.
“Mortgage Loan” means a domestic, consumer purpose, one-to-four family (including cooperatives and condominiums) residential purchase money or refinance closed-end mortgage loan or open-ended mortgage loan. The term “Mortgage Loan” as used herein shall include, but not be limited to, Conforming Conventional Mortgage Loans, Jumbo/Non-Conforming Mortgage Loans, PrimeFirst® Loans, Construction Loans, Equity Access Loans, Three Year ARMs, and Five Year ARMs. This definition is subject to the terms of Section 1(c).
     Section 1 (a) of the Purchase Agreement is further amended by adding, in alphabetical order, the following defined terms.
“Five Year ARMs” means an adjustable rate Mortgage Loan for which the interest rate is fixed for the first five (5) years thereof.

“Non-Fixed Rate Equity Access Loan” means any Equity Access Loan that does not have a fixed interest rate.
“Three Year ARMs” means an adjustable rate Mortgage Loan for which the interest rate is fixed for the first three (3) years thereof.
     (b) Exhibit D. Exhibit D to the Purchase Agreement is amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached hereto. This Section 1(b) of this Amendment Agreement shall be effective as of, and retroactive to, all PHH Loans purchased and sold under the Purchase Agreement on and after July 1, 2001.
     (c) Schedule 1. The Purchase Agreement is hereby amended by adding Schedule l attached to this Amendment Agreement as Schedule 1 to the Purchase Agreement.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Kevin O’Hanlon
	Name:	Kevin O’Hanlon
	Title:	President

CENDANT MORTGAGE CORPORATION
By:	/s/ Robert E. Groody
	Name:	Robert E. Groody
	Title:	Senior Vice President

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 2
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
CENDANT MORTGAGE CORPORATION
Dated as of
December 30, 2002

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 2
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 2, dated and effective as of December 30, 2002 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and CENDANT MORTGAGE CORPORATION d/b/a PHH Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“Cendant”).
          WHEREAS, MLCC and Cendant are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000, and amended by a certain Loan Purchase and Sale Agreement No. 1 dated as of December 21, 2001 (collectively, the “Purchase Agreement”);
          WHEREAS, MLCC and Cendant amended the Purchase Agreement pursuant to the terms of a certain Loan Purchase and Sale Agreement No. 1 dated as of December 21, 2001;
          WHEREAS, each of MLCC and Cendant again wishes to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendment to the Purchase Agreement. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached hereto. This Section 1 of this Amendment Agreement shall be effective as of all PHH Loans purchased and sold under the Purchase Agreement on and after December 30, 2002.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Kevin O’Hanlon
	Name:	Kevin O’Hanlon
	Title:	President

CENDANT MORTGAGE CORPORATION
By:	/s/ Robert E. Groody
	Name:	Robert E. Groody
	Title:	Senior Vice President

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 3
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
CENDANT MORTGAGE CORPORATION
Dated as of
June 30, 2003

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 3
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 3, dated and effective as of June 30, 2003 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and CENDANT MORTGAGE CORPORATION d/b/a PHH Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“Cendant”).
          WHEREAS, MLCC and Cendant are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000, and amended by a certain Loan Purchase and Sale Agreement Amendment No. 1 dated as of December 21, 2001 and a certain Loan Purchase and Sale Agreement Amendment No. 2 dated as of December 30, 2002 (collectively, the “Purchase Agreement”);
          WHEREAS, each of MLCC and Cendant again wishes to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendment to the Purchase Agreement. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached hereto. This Section 1 of this Amendment Agreement shall be effective as of all PHH Loans purchased and sold under the Purchase Agreement on and after June 30, 2003.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	President

CENDANT MORTGAGE CORPORATION
By:	/s/ Robert E. Groody
	Name:	Robert E. Groody
	Title:	Chief Operating Officer

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 4
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
CENDANT MORTGAGE CORPORATION
Dated as of
December 29, 2003

LOAN PURCHASE AND SALEAGREEMENT
AMENDMENT NO. 4
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO.4, dated and effective as of December 29, 2003 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and CENDANT MORTGAGE CORPORATION d/b/a PHH Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“Cendant”).
          WHEREAS, MLCC and Cendant are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000, and amended by a certain Loan Purchase and Sale Agreement No. 1 dated as of December 21, 2001, a certain Loan Purchase and Sale Agreement No. 2 dated as of December 30, 2002, and a certain Loan Purchase and Sale Agreement No. 3 dated as of June 30, 2003 (collectively, the “Purchase Agreement”);
          WHEREAS, each of MLCC and Cendant again wishes to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendment to the Purchase Agreement. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached hereto. This Section 1 of this Amendment Agreement shall be effective as of all PHH Loans purchased and sold under the Purchase Agreement on and after December 29, 2003.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	President

CENDANT MORTGAGE CORPORATION
By:	/s/ Robert E. Groody
	Name:	Robert E. Groody
	Title:	Chief Operating Officer

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 5
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
CENDANT MORTGAGE CORPORATION
Dated as of
June 28, 2004

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 5
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 5, dated and effective as of June 28, 2004 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and CENDANT MORTGAGE CORPORATION d/b/a PHH Mortgage Services, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“Cendant”).
          WHEREAS, MLCC and Cendant are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000, and amended by a certain Loan Purchase and Sale Agreement Amendment No. 1 dated as of December 21, 2001, a certain Loan Purchase and Sale Agreement Amendment No. 2 dated as of December 30, 2002, a certain Loan Purchase and Sale Agreement Amendment No. 3 dated as of June 30, 2003, and a certain Loan Purchase and Sale Agreement Amendment No. 4 dated as of December 29, 2003 (collectively, the “Purchase Agreement”);
          WHEREAS, each of MLCC and Cendant again wishes to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendment to the Purchase Agreement. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached hereto. This Section 1 of this Amendment Agreement shall be effective as of all PHH Loans purchased and sold under the Purchase Agreement on and after June 28, 2004.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by. and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.

          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	President

CENDANT MORTGAGE CORPORATION
By:	/s/ Robert E. Groody
	Name:	Robert E. Groody
	Title:	Chief Operating Officer

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 6
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
PHH MORTGAGE CORPORATION
(f/k/a Cendant Mortgage Corporation)
Dated as of
February 18, 2005

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 6
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO.6, dated and effective as of February 18, 2005 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and PHH MORTGAGE CORPORATION d/b/a PHH Mortgage Services, f/k/a Cendant Mortgage Corporation, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“PHH”).
          WHEREAS, MLCC and PHH are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (as amended and supplemented as of the date hereof, the “Purchase Agreement”);
          WHEREAS, each of MLCC and PHH desires to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
          (a) Schedule 1. Schedule 1 to the Purchase Agreement is hereby amended by deleting the text of such Schedule in its entirety and replacing it with the Schedule 1 attached to this Amendment Agreement.
          (b) Section 1(a). Section 1(a) of the Purchase Agreement is hereby amended by adding, in alphabetical order, the following defined terms:
“Five Year ARM/Conforming Mortgage Loan” means a Five Year ARM Mortgage Loan for which the principal balance thereof as of the date of origination does not exceed the loan amount for a Conforming Conventional Mortgage Loan.
“Five Year ARM/Jumbo/Non-Conforming Mortgage Loan” means a Five Year ARM Mortgage Loan for which the principal balance thereof as of the date of origination exceeds the maximum loan amount for a Conforming Conventional Mortgage Loan.
“Fixed-Rate Equity Access® Loan” means any Equity Access® Loan that has a fixed interest rate.

“Three Year ARM/Conforming Mortgage Loan” means a Three Year ARM Mortgage Loan for which the principal balance thereof as of the date of origination does not exceed the loan amount for a Conforming Conventional Mortgage Loan.
“Three Year ARM/Jumbo/Non-Conforming Mortgage Loan” means a Three Year ARM Mortgage Loan for which the principal balance thereof as of the date of origination exceeds the maximum loan amount for a Conforming Conventional Mortgage Loan.
          (c) Section 2. Section 2 of the Purchase Agreement is hereby amended by adding thereto a new sub-section, Section 2(e), which shall provide in its entirety as follows:
“(e) MLCC may agree to sell to PHH, and PHH may agree to purchase from MLCC, from time to time one or more PrimeFirst® Loans that have been originated in accordance with and under the terms of the Origination Agreement. Each such PrimeFirst® Loan, including the related Servicing Rights, shall be sold pursuant to, and in accordance with, the terms and provisions of this Purchase Agreement, and shall be a “PHH Loan,” and not an “Alternative Loan,” for all purposes of this Purchase Agreement, including, without limitation, Section 2 hereof.”
          (d) Exhibit D. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached to this Amendment Agreement.
          (e) Section 1 of this Amendment Agreement shall be effective as of all applicable Mortgage Loans purchased and sold under the Purchase Agreement on and after February 18, 2005.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	President

PHH MORTGAGE CORPORATION
By:	/s/ Gregory A. Gentek
	Name:	Gregory A. Gentek
	Title:	Senior Vice President

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 7
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
PHH MORTGAGE CORPORATION
(f/k/a Cendant Mortgage Corporation)
Dated as of
July 1, 2005

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 7
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 7, dated and effective as of July 1, 2005 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and PHH MORTGAGE CORPORATION d/b/a PHH Mortgage Services, f/k/a Cendant Mortgage Corporation, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“PHH”).
          WHEREAS, MLCC and PHH are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (as amended and supplemented as of the date hereof, the “Purchase Agreement”);
          WHEREAS, each of MLCC and PHH desires to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
          (a) Schedule 1. Schedule 1 to the Purchase Agreement is hereby amended by deleting the text of such Schedule in its entirety and replacing it with the Schedule 1 attached to this Amendment Agreement.
          (b) Exhibit D. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached to this Amendment Agreement.
          (c) Section 1 of this Amendment Agreement shall be effective as of all applicable Mortgage Loans purchased and sold under the Purchase Agreement on and after July 1, 2005.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	President

PHH MORTGAGE CORPORATION
By:	/s/ Gregory A. Gentek
	Name:	Gregory A. Gentek
	Title:	Senior Vice President

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 8
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
PHH MORTGAGE CORPORATION
(f/k/a Cendant Mortgage Corporation)
Dated as of
January 1, 2006

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 8
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 8, dated and effective as of January 1, 2006 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and PHH MORTGAGE CORPORATION d/b/a PHH Mortgage Services, f/k/a Cendant Mortgage Corporation, a New Jersey corporation, with offices located at 3000 Leadenhall Road, Mt. Laurel, New Jersey 08504 (“PHH”).
          WHEREAS, MLCC and PHH are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (as amended and supplemented as of the date hereof, the “Purchase Agreement”);
          WHEREAS, each of MLCC and PHH desires to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
          (a) Schedule 1. Schedule 1 to the Purchase Agreement is hereby amended by deleting the text of such Schedule in its entirety and replacing it with the Schedule 1 attached to this Amendment Agreement.
          (b) Exhibit D. Exhibit D to the Purchase Agreement is hereby amended by deleting the text of such exhibit in its entirety and replacing it with the Exhibit D attached to this Amendment Agreement.
          (c) Section 1 of this Amendment Agreement shall be effective as of all applicable Mortgage Loans purchased and sold under the Purchase Agreement on and after January 1, 2006.
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the Purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	President

PHH MORTGAGE CORPORATION
By:	/s/ Gregory A. Gentek
	Name:	Gregory A. Gentek
	Title:	Senior Vice President

EXECUTION COPY

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 9
By and Between
MERRILL LYNCH CREDIT CORPORATION
AND
PHH MORTGAGE CORPORATION
(f/k/a Cendant Mortgage Corporation)
Dated as of
March 24, 2006

LOAN PURCHASE AND SALE AGREEMENT
AMENDMENT NO. 9
          LOAN PURCHASE AND SALE AGREEMENT AMENDMENT NO. 9, dated and effective as of March 24, 2006 (this “Amendment Agreement”), by and between MERRILL LYNCH CREDIT CORPORATION, a Delaware corporation, with offices located at 4802 Deer Lake Drive East, Jacksonville, Florida 32246 (“MLCC”), and PHH MORTGAGE CORPORATION d/b/a PHH Mortgage Services, f/k/a Cendant Mortgage Corporation, a New Jersey corporation, with offices located at 3000 Leaden hall Road, Mt. Laurel, New Jersey 08504 (“PHH”).
          WHEREAS, MLCC and PHH are parties to a Loan Purchase and Sale Agreement, dated as of December 15, 2000 (as amended and supplemented as of the date hereof, the “Purchase Agreement”);
          WHEREAS, each of MLCC and PHH desires to amend the Purchase Agreement in order to properly reflect the current relationship between the parties;
          NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Amendment Agreement, the parties hereto agree as follows:
          SECTION 1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:
     (a) Section 1(a). The following definition is added to Section 1(a):
     “‘Non-Alternative Mortgage Loan’ means any Mortgage Loan that is not an Alternative Loan.”
     (b) Section 2(a). Section 2(a) is amended in its entirety by replacing the text thereof with the following text:
     “Except as otherwise provided herein, PHH agrees to purchase from MLCC, and MLCC agrees to sell to PHH, all right, title and interest in and to (A) all Non-Alternative Mortgage Loans that have been originated in accordance with and under the terms of the Origination Agreement and (B) any Alternative Loans that have been originated in accordance with and under the terms of the Origination Agreement and with respect to which PHH and MLCC have agreed in writing are to be purchased and sold hereunder (the mortgage loans referred to in clauses (A) and (B), collectively, “PHH Loans”), including the right to service such PHH Loans, collect the servicing fee on such PHH Loans, and collect any income related thereto (“Servicing Rights”), subject to the respective representations, warranties and covenants of the Parties under this Purchase Agreement, including the obligation of PHH to service such PHH Loans in accordance with the Servicing Provisions. Except as provided in clause (B) above, PHH shall have no obligation to purchase, and MLCC shall have no obligation to sell, any Alternative Loans hereunder. PHH covenants and agrees that in exercising and performing all acts necessary and incident to the Servicing Rights, it will do so in accordance with the Servicing Provisions.”
     (c) Section 5. Section 5 is amended in its entirety by replacing the text thereof with the following text:
     “Except as provided in clause (B) of Section 2(a) hereof, MLCC retains the right, at its sole option and discretion, to sell to a third party any Alternative Loan. For each such Alternative Loan, the transfer of servicing rights shall be governed by the terms and conditions of the Servicing Rights Purchase and Sale Agreement, dated as of January 28, 2000, as amended, by and between PHH and MLCC, and PHH shall service such Alternative Loans pursuant to the terms of the Portfolio Servicing Agreement.”
          SECTION 2. Governing Law. This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 3. Headings. The descriptive headings contained in this Amendment Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Amendment Agreement.
          SECTION 4. Counterparts. This Amendment Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
          SECTION 5. Ratification. Except as amended hereby, the purchase Agreement shall remain unmodified and in full force and effect, and is hereby ratified and confirmed.
          SECTION 6. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

2

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

MERRILL LYNCH CREDIT CORPORATION
By:	/s/ Lawrence P. Washington
	Name:	Lawrence P. Washington
	Title:	Chairman and President

PHH MORTGAGE CORPORATION
By:	/s/ Gregory A. Gentek
Name:
Title: